                                                                   EXHIBIT 10.35

                                                                   -May 26, 1999

                      NON-EXCLUSIVE DISTRIBUTION AGREEMENT
                      ------------------------------------

     THIS NON-EXCLUSIVE DISTRIBUTION AGREEMENT (the "Agreement") is entered into as of May __, 1999 (the "Effective Date"), between bamboo.com, Inc., a Delaware corporation ("bamboo.com") with an office located at 124 University Avenue, Palo Alto, CA 94301, and the Multiple Listing Service of Northern Illinois, an Illinois corporation, with an office located at 2443 Warrenville Road, Suite 510, Lisle, IL 60532 ("Company").

Bamboo.com uses the Bamboo.com Technology and provides the Production Services. Company operates the Company Site and the Company Database. Bamboo.com desires to be the provider of virtual tour technology and production services for the Company Site and the Company Database. In consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

1.   DEFINITIONS
     -----------

     1.1  "Basic Package" means up to four scenes captured in a designated
           -------------
Property, converted into a corresponding number of Bamboo.com Images and linked to the Company Site and/or the Company Database.

     1.2  "Company Database" means the collection of data and documents residing
           ----------------
on servers operated by or for Company and accessible on or after the Effective Date by Company Members and, to the extent Company makes such collection generally available, to Company Members and the public via the Internet.

     1.3  "Company Member" means a real estate agent or broker that has the
           --------------
right to access the Company Database.

     1.4   "Company Originated Order" means any order received by bamboo.com for
            ------------------------
a Basic Package or Upgrade Package placed by a Company Member via (i) the Company Database, (ii) the Company Site or (iii) pre-approved fax order forms.

     1.5  "Company Site" means the collection of HTML documents residing on
           ------------
servers operated by or for Company or its affiliate and accessible on or after the Effective Date by Company Members via the Internet.

     1.6  "Confidential Information" means any trade secrets, confidential data
           ------------------------
or other confidential information oral or written relating to or used in the business of the other party (the "Disclosing Party"), that a party may obtain from the Disclosing Party during the term of this Agreement (the "Confidential Information"). The terms of this Agreement will constitute Confidential Information, except to the extent that such information is disclosed in good faith to a legitimate potential, or actual, strategic investor, investment banker, venture capital firm, or consultant.

     1.7   "Bamboo.com Image" means an electronic image of a Property produced
            ----------------
by or on behalf of bamboo.com.

     1.8  "Bamboo.com Technology" means the Bamboo.com Images and software and
           ---------------------
hardware used to capture, process and view Bamboo.com Images.

     1.9  "Net Revenues" means the gross amount received by bamboo.com for sales
           ------------
of the Basic Packages and Upgrade Packages less [*] covering: (i) refunds, discounts, promotions, credits and allowances, (ii) packaging, handling fees and freight, (iii) sales taxes and other governmental charges, and (iv) reasonable provisions for doubtful collections determined in accordance with GAAP.

     1.10  "Production Services" means the services provided by or on behalf of
            -------------------
bamboo.com in preparing the Basic Packages and Upgrade Packages.

     1.11  "Property" means any piece of residential real estate within the
            --------
Territory, including without limitation new homes, offered for sale or resale that reside on the Company Site and the Company Database.

     1.12  "Service Provider Network" means the network of videographers
            ------------------------
throughout the Territory with whom bamboo.com has entered into agreements to capture images at designated sites on bamboo.com's behalf.

     1.13  "Term" means the Initial Term of this Agreement and the Renewal
            ----
Terms, if any, as set forth in Section 6.

     1.14 "Territory" means the service districts of Company.
           ---------

     1.15  "Transaction Fee" means the quarterly fee bamboo.com will pay to
            ---------------
Company during the Term based on sales of Basic Packages, Upgrade Packages and Multi-Site Packages (as defined below) as provided in Section 4.1.

     1.16  "Upgrade Package" means an addition to a Basic Package consisting of
            ---------------
one additional scene captured at the same designated Property of the Basic Package, converted into one additional Bamboo.com Image for the scene captured and linked to the Company Site and the Company Database.

     1.17  "Virtual Tour Images" means 360, three-dimensional, virtual reality,
            -------------------
virtual tour, virtual walkthrough or other similar images, or production services for such images.

2.   PROVISION OF PRODUCTION SERVICES
     --------------------------------

     2.1  Sales and Billing.  Bamboo.com will be responsible for receiving and
          -----------------
fulfilling orders for Basic Packages and Upgrade Packages. Bamboo.com will assume all costs and responsibility for invoicing and collecting revenues for all sales of Basic Packages and Upgrade Packages, provided, however, that bamboo.com will not have any obligation pursuant to Section 4.1 to remit Transaction Fees based on uncollected revenues.

     2.2  Image Capturing, Processing and Linking. The parties will work
          ---------------------------------------
together to implement a system whereby bamboo.com will be capable of displaying Bamboo.com Images on the Company Site and the Company Database, whether such Bamboo.com Images are produced from Company Originated Orders or orders through bamboo.com's other sales channels. The parties will also work together on file naming formats and scripts that will attach the Bamboo.com Images to the appropriate listings on the Company Site and the Company Database. Company will have Moore Data Systems, the current operator of the Company Database, incorporate an order checkbox on the Company Database listing input screen that will facilitate the request for Production Services by Company Members. Bamboo.com will have sole responsibility for, and will bear all costs associated with, capturing images at designated sites through its Service Provider Network and processing captured images to create Bamboo.com Images. Bamboo.com will assist Company in linking the Company Site and the Company Database to Bamboo.com Images. Company will permit such linking and will work with bamboo.com to establish and maintain links on the Company Site and the Company Database throughout the Term. Bamboo.com will use commercially reasonable efforts to process and link each Bamboo.com Image on

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
      SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
      HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

behalf of Company Members within four (4) business days after capture of the images, in each case to the extent bamboo.com has the right to do so, provided that such linking is not delayed by factors attributable to Company.

     2.3  Pricing.  As of the Effective Date, in addition to any other pricing
          -------
offers, bamboo.com will offer the following packages of Production Services to Company Members hereunder:

          (a)  One-Site Package. For [*], Company Customers may purchase a
               ----------------
Basic Package that includes posting or linking to (i) [*] the following:
Realtor.Com, HomeSeekers, HomeAdvisor (once implemented) [*] the [*] (ii) the Company Site and the Company Database.

          (b)  Multi-Site Package. For [*], Company Customers may purchase a
               ------------------
Basic Package that includes posting or linking to [*]: Realtor.com, HomeSeekers, HomeAdvisor (once implemented), [*], the Company Site [*] the Company Database (the "Multi-Site Package").

Bamboo.com will determine whether linking or posting is appropriate for all such orders based on its agreements and other factors within its discretion. Linking or posting to individual third party sites listed above is subject to bamboo.com's right to engage in such posting or linking, and bamboo.com will negotiate with Company regarding lowering the price set forth in Section 2.3(b) if one or more third party sites becomes unavailable.

Bamboo.com will automatically link appropriate Bamboo.com Images to the Company Site and Company Database that do not result from Company Originated Orders ("Non-Company-Originated Orders"), whenever the Non-Company-Originated Orders are made by Company Members, except in those cases where: (a) the Company Member objects to the linking and/or (b) the Web site or other third party channel originating the sale of such Bamboo.com Images objects to the linking. Notwithstanding anything to the contrary in this Agreement, bamboo.com will not pay any Transaction Fees to Company with respect to any Non-Company-Originated Orders.

     2.4  Company Database.  The parties understand and agree that,
          ----------------
notwithstanding anything to the contrary herein, all obligations of the parties with respect to linking the Bamboo.com Images to the Company Database or enabling viewing of the Bamboo.com Images through the Company Database will be undertaken only to the extent that necessary programming is performed by the third parties operating the Company Database. Company will seek to have such third parties, currently Moore Data Systems and/or Terradatum, perform such programming on behalf of Company.

     2.5  Preferential Status; Right to Terminate. During the Term, in the event
          ---------------------------------------
that bamboo.com enters into an agreement with [*] to provide the Production Services to [*], this Agreement will immediately terminate. Notwithstanding the preceding sentence, during the Term nothing herein shall prevent strategic partners of bamboo.com from offering and/or selling the Production Services to [*] or [*] of [*], and nothing herein shall prevent bamboo.com from offering and/or selling the Production Services to [*] of [*]; provided, however, that bamboo.com will not offer the [*] to [*] of [*].

3.   MARKETING AND PROMOTION
     -----------------------

     3.1  Company Obligations.  Company agrees to market, promote and facilitate
          -------------------
sales of the Production Services as follows:

          (a)  Company Site and Company Database. Company agrees to prominently
               ---------------------------------
market and promote the Production Services on the Company Site and the Company Database. Such marketing and promotion will include, without limitation:

               (i) on the "home" or introductory page of the Company Site and the Company Database, or the page that is first accessed when a Company Member accesses the Company Site or a Company Member logs onto the Company Database, prominent display of the bamboo.com logo, located above the fold (i.e., visible to an end user without scrolling or navigation on a 640 by 480 pixel page), that, when clicked on, links directly to an HTML page located at a URL supplied by bamboo.com that will permit Company Members to order Production Services; and

               (ii) on the listing input screen of the Company Database, inclusion of a prominent bamboo.com logo and checkbox permitting Company Members to order Production Services; and

               (iii) on each page of the Company Site and the Company Database displaying Bamboo.com Images, inclusion of a prominent bamboo.com logo that, when clicked on, links directly to an HTML page located at a URL supplied by bamboo.com that will permit Company Members to order Production Services; and

               (iv) with each listing displayed on the Company Site and the Company Database for which a Bamboo.com Image is available, inclusion of a prominent bamboo.com button that, when clicked on, links directly to the corresponding Bamboo.com Image on the Company Site and the Company Database.

Without the prior approval of bamboo.com, Company will not display any advertisements of any competitor of bamboo.com (i) on any ordering page for the Production Services or any page that contains a Bamboo.com Image and is located on the Company Site and/or the Company Database or (ii) on the "home" or introductory page of the Company Site and the Company Database, or the page that is first accessed when a Company Member accesses the Company Site or a Company Member logs onto the Company Database.

          (b)  Print Advertising. Company will include in Company's quarterly
               -----------------
newsletters sent to Company Members a bamboo.com logo and a brief, suitable reference to the availability of the Production Services.

          (c)  Seminars. To the extent Company deems appropriate, Company will
               --------
invite bamboo.com to speak and promote its Production Services at quarterly seminars and training sessions Company conducts for Company Members during the Term. To the extent Company deems appropriate, Company or its sales representatives will make available to Company Members at such seminars and training sessions subscription forms and marketing materials created by bamboo.com that promote the Production Services.

          (d)  Joint Press Release. Company will participate with bamboo.com in
               -------------------
issuing (i) a joint press release on or around the Effective Date regarding the relationship established through this Agreement and (ii) a joint press release on or around the date the service is launched. Each party shall agree on the form and content of such press release and will furnish its written acceptance of, or comments on, the proposed announcement within 48 hours of receiving a draft of the press release from the other party for approval; otherwise such proposed announcement will be deemed approved. Any other press announcement by either party regarding the subject matter of this Agreement will be subject to the other party's approval, which shall not be withheld or delayed unreasonably; provided, however, that, in no event will Company make any press release or other public announcement that refers to any alliance with any third-party producer of Virtual Tour Images, including without limitation IPIX prior to the initial announcement by bamboo.com.

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
      SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
      HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          (e)  Cooperation. Company shall cooperate with bamboo.com in the
               -----------
performance of bamboo.com's obligations under this Agreement.

          (f)  Prominence of Marketing. In any marketing or promotional
               -----------------------
materials Company generates, including without limitation on the Company Site or the Company Database, that refer to Virtual Tour Images or any third party producer of Virtual Tour Images, Company shall include an equally prominent reference, in size and placement, to bamboo.com and the Production Services. Any reference to bamboo.com that Company includes within any marketing or promotional materials pursuant to this Section 3.1, including without limitation on the Company Site or the Company Database, will be at least as prominent in size and placement as any reference Company includes in such materials to any third party producer of Virtual Tour Images. Company agrees to place bamboo.com order entry links ahead of any order entry links to other third party provider of virtual tour images.

          (g)  Disclosure of [*]. Anytime that Company advertises or promotes
               -----------------
the prices of the Production Services, or the prices of the goods or services of any third party producer of Virtual Tour Image in connection with information about bamboo.com or the Production Services, Company must clearly indicate that it is paying the [*] (as defined below) with respect to each Basic Package sold to a Company Member. The parties will work together to develop the precise mutually acceptable language regarding the [*] that Company will display.

     3.2  Additional Obligations. Bamboo.com and Company will, from time to
          ----------------------
time, use reasonable efforts to cooperate in joint marketing efforts for the Production Services on such terms and conditions as are mutually agreed. Each party will assign a project manager to act as the primary liaison with respect to the relationship provided for hereunder, and all discussions between the parties with respect to the respective performance of obligations hereunder will be conducted by these project managers or their designees.

4.   FEES
     ----

     4.1  Transaction Fees. During the Term, bamboo.com will pay quarterly
          ----------------
Transaction Fees to Company as follows:

          (a) With respect to all Company Originated Orders fulfilled by bamboo.com during the Term through which Bamboo.com Images are linked to a Company Site or the Company Database, bamboo.com will pay to Company for each calendar quarter [*] of Net Revenues collected from sales of Basic Packages, Upgrade Packages and Multi-Site Packages so sold during the quarter. The parties agree that, with respect to each Basic Package, Upgrade Package, and/or Multi-Site Package purchased by a Company Member during the Term, Company will [*], out of the Transaction Fees it receives for such purchase, [*] (the "[*]") of the Transaction Fees paid to Company with respect to such purchase. Bamboo.com will administer all [*] on behalf of Company, provided that Company will assist bamboo.com in such administration as reasonably requested.

          (b) No Transaction Fees will be due hereunder (i) with respect to Production Services sold to third parties other than as expressly set forth above and (ii) with respect to any Production Services bamboo.com distributes on a promotional basis free of charge or at a discounted price.

     4.2  Invoices; Reports; Payment of Fees.  Calculation of quarterly
          ----------------------------------
Transaction Fees will commence immediately for the calendar quarter in which the Effective Date occurs. Bamboo.com will make all payments of Transaction Fees net thirty (30) days from the end of each calendar quarter. With each quarterly payment, bamboo.com will provide a report stating the number of Bamboo.com Tours sold in accordance with Section 4.1(a) during the quarter and providing a calculation of the Transaction Fees payable.

5.   PROPRIETARY RIGHTS
     ------------------

     5.1  Bamboo.com Technology.
          ---------------------

          (a) All Bamboo.com Technology, whether or not produced for Company Members and whether or not linked to the Company Site or the Company Database, are, and at all times will remain, the exclusive property of bamboo.com, and no provision of this Agreement implies any transfer to Company or Company Members of any ownership interest in any Bamboo.com Technology.

          (b) Bamboo.com hereby grants to Company a nonexclusive, worldwide, royalty-free, nontransferable license to include on the Company Site and the Company Database links to Bamboo.com Images on bamboo.com's servers solely for the purposes contemplated in this Agreement. The foregoing license does not include any right to grant or authorize sublicenses.

     5.2  Trademarks.
          ----------

          (a) Bamboo.com owns and at all times will continue to own the trademarks, service marks and/or trade names BAMBOO.COM and the bamboo.com logo, , as well as any name or mark bamboo.com may subsequently adopt as a trade name or to designate the Production Services (collectively, the "Bamboo.com Marks"), and Company will not take any actions inconsistent with bamboo.com's ownership rights. Company owns and at all times will continue to own the trademarks, service marks and/or trade names customarily used by Company during the Term (the "Company Marks"), and bamboo.com will not take any actions inconsistent with Company' ownership rights. Each party's use of the other party's marks will not create in the using party any right, title or interest therein or thereto, and all such use will inure to the exclusive benefit of other party.

          (b) Subject to the restrictions set forth herein, bamboo.com hereby grants Company a nonexclusive, worldwide, royalty-free, fully paid up, nontransferable right to use the Bamboo.com Marks, during the Term, with bamboo.com's prior written approval, which bamboo.com will not unreasonably withhold or delay, solely in connection with (i) the filing by Company of a registration statement as part of a public offering of Company's securities and
(ii) promotion and marketing of the Production Services as provided in Section
3. Subject to the restrictions set forth herein, Company hereby grants bamboo.com a nonexclusive, worldwide, royalty-free, fully paid up, nontransferable right to use the Company Marks, during the Term, solely in connection with (i) promotion and marketing of the Production Services and (ii) the filing by bamboo.com of a registration statement as part of a public offering of bamboo.com's securities. At the reasonable request of either party, the other party will provide assistance with the protection and maintenance of the marks of the requesting party. Each party may only use the marks of the other party as expressly permitted herein and agrees to use the marks of the other party in a manner commensurate with the style, appearance and quality of the other party's services and/or products bearing such marks.

     5.3  Limitation on Grant of Rights.  Except as expressly provided herein,
          -----------------------------
neither party receives any other right or license to the technology or intellectual property of the other party.

6.   TERM AND TERMINATION
     --------------------

     6.1  Term. Unless earlier terminated as set forth below, this Agreement
          ----
will become effective upon the Effective Date and terminate on October 31, 2000 (the "Initial Term"). Thereafter, this Agreement will be automatically renewed for successive one (1) year periods (each such period a "Renewal Term") unless either party notifies the other in writing not less than ninety (90) days prior to the end of the then-current term of its intention to terminate this

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
      SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
      HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Agreement as of the end of such term. Upon termination, (i) Company and bamboo.com will cease all use of marks of the other party and (ii) Company will cease all use of the Bamboo.com Technology and will purge all such Bamboo.com Technology from its servers, systems and products.

     6.2  Termination for Breach.  This Agreement will terminate in the event a
          ----------------------
party breaches any material term, condition or representation of this Agreement or materially fails to perform any of its material obligations or undertakings hereunder, and fails to remedy such default within sixty (60) days after being notified by the non-breaching party of such breach or failure; provided, however, that the non-breaching party will not unreasonably withhold or delay its consent to extend the cure period if the breaching party has commenced cure during the sixty-day notice period and pursues cure of the breach in good faith.

     6.3  Survival of Certain Terms.  The provisions of Sections 5.1(a), 5.2(a),
          -------------------------
5.3, 6.1, 6.3, 7, 8, 9 and 10 will survive the expiration or termination of this Agreement for any reason. All other rights and obligations of the parties will cease upon expiration or termination of this Agreement.

7.   CONFIDENTIALITY
     ---------------

     Except as expressly provided in this Agreement, neither party will use or disclose the Confidential Information of the other party without prior written permission of such other party. Each party agrees to treat the other party's Confidential Information with the same degree of care as it maintains its own information of a similar nature. Each party will use at least the same procedures and degree of care which it uses to protect the confidentiality of its own Confidential Information of like importance, and in no event less than reasonable care.

8.   REPRESENTATIONS AND WARRANTIES
     ------------------------------

     Each party represents and warrants to the other that (i) it is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; (ii) it has full right, power and authority to enter into this Agreement and to perform all of its obligation hereunder; (iii) this Agreement constitutes its valid and binding obligation, enforceable against it in accordance with its terms; and (iv) its execution, delivery and performance of this Agreement will not result in a breach of any material agreement or understanding to which it is a party or by which it or any of its material properties may be bound. EXCEPT AS PROVIDED IN SECTION 10.3, THE WARRANTIES PROVIDED BY THE PARTIES HEREIN ARE THE ONLY WARRANTIES PROVIDED HEREIN AND ARE IN LIEU OF ALL OTHER WARRANTIES BY THE PARTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT.

9.   LIMITATION OF LIABILITY
     -----------------------

     EXCEPT WITH RESPECT TO A BREACH BY EITHER PARTY OF ITS OBLIGATIONS DESCRIBED IN SECTION 7, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR LOST PROFITS OR ANY FORM OF INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER FROM ANY CAUSES OF ACTION OF ANY KIND WITH RESPECT TO THIS AGREEMENT WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), OR OTHERWISE, AND WHETHER OR NOT THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

10.  GENERAL PROVISIONS
     ------------------

     10.1 Notices. Any notice required or permitted by this Agreement will be
          -------
deemed given if sent by registered mail, postage prepaid, addressed to the other party at the address set forth at the top of this Agreement. Delivery will be deemed effective three (3) days after deposit with postal authorities.

     10.2 Miscellaneous.  Nonperformance of either party will be excused to the
          -------------
extent that performance is rendered impossible by storm, lockout or other labor trouble, riot, war, rebellion, strike, fire, flood, accident or other act of God, governmental acts, orders or restrictions, or any other reason where failure to perform is beyond the control and not caused by the gross negligence or willful misconduct of the non-performing party. The relationship of bamboo.com and Company established by this Agreement is that of independent contractors. This Agreement will be governed by and construed under the laws of the State of California without reference to conflict of laws principles. This Agreement, together with all exhibit and attachments hereto, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing signed by the party to be charged, and the waiver of any breach or default will not constitute a waiver of any other right hereunder or any subsequent breach or default. Neither party may assign this Agreement, or assign or delegate any right or obligation hereunder, without the prior written consent of the other party; provided, however, that either party may assign this Agreement or assign or delegate its rights and obligations under this Agreement to a successor to all or substantially all of its business or assets relating to this Agreement whether by sale, merger, operation of law or otherwise. This Agreement may be executed by exchange of signature pages by facsimile and/or in any number of counterparts, each of which shall be an original as against any party whose signature appears thereon and all of which together shall constitute one and the same instrument.

     10.3 Representations and Warranties.
          ------------------------------

          (a) Bamboo.com represents and warrants to Company that, to the best of bamboo.com's knowledge:

               (i) the "Bamboo.com Technology" or "Bamboo.com Images" do not and will not contain any content, materials, advertising or services that infringe on or violate any applicable law or regulation or any proprietary right of any third party;

               (ii) it has all necessary rights to grant the rights to Company as set forth in this Agreement;

               (iii) the grant by bamboo.com of such rights to Company does not and will not infringe on, or violate any, proprietary right of any third party;

               (iv) it has the power and authority to enter into and perform its obligations under this Agreement; and

               (v) to the best of its knowledge, it currently has no restrictions that would impair its ability to perform its obligations under this Agreement.

          (b) Company represents and warrants to bamboo.com that, to the best of Company's knowledge:

               (i) the Company Site, Company Database, Company Marks and any advertising materials produced by Company pursuant to Section 3.1 do not and will not contain any content, materials, advertising or services that infringe on or violate any applicable law or regulation or any proprietary right of any third party;

               (ii) the grant by Company of any rights to bamboo.com hereunder does not and will not infringe on, or violate any, proprietary right of any third party;

               (iii) it has the power and authority to enter into and perform its obligations under this Agreement; and

               (iv) to the best of its knowledge, it currently has no restrictions that would impair its ability to perform its obligations under this Agreement.

     10.4 Indemnification.
          ---------------

          (a)  Bamboo.com Indemnification. Bamboo.com shall indemnify and hold
               --------------------------
Company, its officers, directors, agents and employees, harmless from any and all losses, costs, settlements, fees, including reasonable attorneys' fees at all levels (payable as incurred), or liability arising out of any claim by a third party seeking remedies at law or equity as a result of conduct by bamboo.com that constitutes a breach of any warranty, representation or covenant given by bamboo.com in this Agreement, including, but not limited to, any claim for infringement of a third party's intellectual property rights, except for infringement claims based upon works or data created or supplied by Company.

          (b)  Company Indemnification. Company shall indemnify and hold
               -----------------------
bamboo.com, its officers, directors, agents and employees harmless from any and all losses, costs, settlements, fees, including reasonable attorneys' fees at all levels (payable as incurred), or liability arising out of any claim by a third party seeking remedies at law or equity as a result of conduct by Company that constitutes a breach of any warranty, representation or covenant given by Company in this Agreement, including, but not limited to, any claim for infringement of a third party's intellectual property rights, except for infringement claims based upon any works or data created or supplied by bamboo.com.

          (c)  Procedures In The Event Of An Indemnification Claim. In the event
               ---------------------------------------------------
of any claim for indemnification, the indemnified party shall give prompt written notice of such claim to the indemnifying party and selection of defense counsel. The indemnifying party shall be entitled to defend and settle such claim, at its expense and using counsel mutually selected by the indemnified and indemnifying party, provided that any settlement does not subtract from any rights granted to the indemnified party under this Agreement. The indemnified party shall cooperate with the indemnifying party in the defense of any claim subject to this Section.

     IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.



BAMBOO.COM, INC.                    MULTIPLE LISTING SERVICE OF NORTHERN
                                     ILLINOIS

By: /s/ Howard Field                  By: /s/  [SIGNATURE ILLEGIBLE]
   -------------------------             -------------------------------

Title: Vice President                 Title: CEO
      ----------------------                ----------------------------

Date:  5/26/99                        Date:  5/26/99
     -----------------------               -----------------------------